SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                FEBRUARY 22, 1999

                          KONOVER PROPERTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

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              MARYLAND                            001-11998                          561819372
  (State or other jurisdiction of         (Commission File Number)        (I.R.S. Employer Identification
           incorporation)                                                  No.)
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                        11000 REGENCY PARKWAY, SUITE 300
                           CARY, NORTH CAROLINA 27511
           (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (919) 462-8787



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ITEM 5: OTHER EVENTS

         On February 22, 1999, the Board of Directors of Konover Property Trust, Inc. set the date of its 1999 annual meeting of stockholders as May 12, 1999. Because this meeting date is more than 30 days in advance of the date of the previous year's meeting, we are informing the Company's shareholders, pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, of the following deadlines:

1. The deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy is March 5, 1999.

2. Under the Company's bylaws, proposals may not be considered at the 1999 annual meeting unless written notice thereof is received by the Company between February 6 and March 5, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          KONOVER PROPERTY TRUST, INC.

Date:    February 23, 1999          By:      /S/ Patrick M. Miniutti
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                                            Name:    Patrick M. Miniutti
                                            Title:   Executive Vice President
                                                     Chief Financial Officer


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